UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Nortech Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On April 1, 2019, Nortech Systems Incorporated (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2019 Annual Meeting of Shareholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2019 Annual Meeting of Shareholders to be held on May 10, 2019 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal 5 that is soliciting a non-binding, advisory vote from Company shareholders on the frequency with which the Company’s shareholders shall have an advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 5”). This Proposal 5 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC and this filing corrects this error. Other than the addition of this Proposal 5 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds the Proposal 5, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for all proposals to be voted on at the Annual Meeting.

Capitalized terms used but not otherwise defined in this supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

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NORTECH SYSTEMS INCORPORATED

SUPPLEMENT TO PROXY STATEMENT

FOR

2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 10, 2019

This Proxy Statement Supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Nortech Systems Incorporated ( the “Company”, “we”, or “our”), dated April 1, 2019 (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to, (i) add a new Proposal 5 to the Proxy Statement that provides for a non-binding, advisory vote of Company shareholders on the frequency with which the Company’s shareholders shall have the advisory say-on-pay vote on compensation paid to our named executive officers (“Proposal 5”) and (ii) update the Notice of the Annual Meeting to add the new Proposal 5 (the “Updated  Notice”). This Supplement, along with the accompanying Updated Notice, contains additional information about the Annual Meeting, including any adjournments or postponements thereof. The Annual Meeting is being held in person at the 7550 Meridian Circle North, Suite 150, Maple Grove, Minnesota 55369 and will be available through the following virtual link https://web.lumiagm.com/?fromurl=232337670 on May 10, 2019, at 3:00 P.M. local time.

This Supplement relates to the new Proposal 5 to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement shall amend and supersede the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On or about April 5, 2019, we will begin mailing the Proxy Statement, this Proxy Statement Supplement, the Updated Notice of Annual Meeting attached hereto as Appendix A and the enclosed new proxy card to all shareholders entitled to vote at the Annual Meeting.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal 5 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2, 3 and 4 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 1, 2019.

Please note that we strongly encourage you to read this Supplement and to vote on Proposal 5.

Effect of Abstentions and Broker Non-Votes.

Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Proposal 5. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on Proposal 1, Proposal 2, Proposal 3 or Proposal 5 (a “broker non-vote”). A broker non-vote on any of the proposals presented at the annual meeting will have no effect on the outcome of the proposal.  Because a plurality of votes cast will be used to determine the results of the non-binding advisory vote, abstention will have no effect on the outcome of the vote on Proposal 5. These abstentions, however, are counted towards establishing a quorum for the Annual Meeting.

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Revocation of Proxies/Voting of Shares,

Any shareholder giving a proxy may revoke it at any time before the votes are counted at the Annual Meeting by submission of a later dated proxy. Unless so revoked, the shares represented by such proxies or voting instructions will be voted at the Annual Meeting and all adjournments or postponements of the Annual Meeting. Proxies solicited on behalf of the Board will be voted in accordance with the directions given.

PROPOSAL 5

NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Company is providing shareholders with a non-binding, advisory vote on the frequency with which the Company’s shareholders shall have the advisory, non-binding “say-on-pay” vote on compensation paid to our named executive officers provided for in Proposal 2, as set forth in the Proxy Statement.

Our shareholders voted on a similar proposal at our annual meeting of shareholders in 2013, with a majority of the votes cast voting to hold the say-on-pay vote every year. Since 2013, we have held the say-on-pay vote at every annual meeting, including this Annual Meeting.

The Board of Directors believes it in the best interest of the Company to continue say-on-pay votes every year and recommends that you vote for future advisory votes on executive compensation to occur every year.

The Company is presenting this Proposal 5, which gives you as a shareholder the opportunity to inform the Company as to how often you wish us to include a proposal, similar to Proposal 2 above, in our proxy statement. In particular, we are asking whether the advisory vote should occur every year, every two years or every three years. The Company asks that you support a frequency period of every year for future non-binding, advisory shareholder votes on the compensation paid to our named executive officers.

Vote Required

Your vote on this Proposal 5 is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, our Board values the opinions of our shareholders and to the extent there is any significant vote in favor of one frequency over the other options, we will consider our shareholders’ sentiment and the Board will evaluate any appropriate next steps.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1 YEAR.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 10, 2019: The Updated Notice, Proxy Statement, the Proxy Statement Supplement and Annual Report on Form 10-K are available online at www.proxypush.com/nsys or by viewing the “Investor Relations” section of the Company’s website at www.nortechsys.com.  Such materials may also be obtained without charge by writing to the Company at Investor Relations, Nortech Systems Incorporated, 7550 Meridian Circle North, Suite 150, Maple Grove, Minnesota 55369.

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Appendix A

UPDATED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 10, 2019

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

This updated notice is hereby given that the Annual Meeting of Shareholders of Nortech Systems Incorporated (the “Company”) will be held in person at the Company’s office at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, and will be available through the following virtual meeting link https://web.lumiagm.com/?fromurl=232337670  on May 10, 2019, at 3:00 p.m., for the following purposes, which now include a new Proposal 5, as more fully described in the proxy statement (the “Proxy Statement”) and supplement to the Proxy Statement:

1. To elect five members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify;

2.  To approve, on an advisory basis, the compensation of our named executive officers (referred to as the “Say-on-Pay” proposal);

3.  To approve an amendment to the 2017 Stock Incentive Plan increasing the shares of Common Stock reserved for issuance from 350,000 to 400,000;

4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2019; and

5. To conduct a vote, on an advisory basis, to determine the frequency of conducting future advisory votes on executive compensation; and

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 25, 2019, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 10, 2019: The Updated Notice, Proxy Statement, Proxy Statement Supplement and Annual Report on Form 10-K are available online at www.proxypush.com/nsys. Such materials may also be obtained without charge by writing to the Company at Investor Relations, Nortech Systems Incorporated, 7550 Meridian Circle North, Suite 150, Maple Grove, Minnesota 55369.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, WE URGE YOU TO CAST YOUR VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

Your attention is called to the accompanying Proxy Statement and Proxy Statement Supplement.

By Order of the Board of Directors
April 3, 2019	Constance M. Beck
Secretary

Nortech Systems Incorporated Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. : INTERNET/MOBILE – www.proxypush.com/nsys Use the Internet to vote your proxy until 11:59 p.m. (CT) on May 9, 2019. ( PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on May 9, 2019. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. * If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. The Board of Directors Recommends a Vote FOR Items 1 through 4 and EVERY YEAR frequency on Proposal 5. 1. Election of directors: 01 Kathleen P. Iverson 02 David B. Kunin 03 Ryan P. McManus 04 Jay D. Miller 05 Steven J. Rosenstone Vote FOR all nominees (except as marked) Vote WITHHELD from all nominees (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. To approve, on an advisory basis, the compensation of our named executive officers 3. To approve an amendment to the 2017 Stock Incentive Plan increasing the shares of Common Stock reserved for issuance from 350,000 to 400,000 4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2019 5. Advisory vote to determine the frequency of holding future shareholder advisory votes on the compensation of the Company’s named executive officers For Against Abstain For Against Abstain For Against Abstain Every year Every 2 years Every 3 years Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Date Address Change? Mark box, sign, and indicate changes below: Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis-trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Nortech Systems Incorporated ANNUAL MEETING OF STOCKHOLDERS Friday, May 10, 2019 3:00pm CDT 7550 Meridian Circle N. Suite 150 Maple Grove, MN 55369 or https://web.lumiagm.com/?fromurl=232337670 Nortech Systems Incorporated 7550 Meridian Circle N., Suite 150 Maple Grove, MN 55369 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 10, 2019. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1 through 4 and EVERY YEAR frequency on Proposal 5. By signing the proxy, you revoke all prior proxies and appoint Constance M. Beck and Jay D. Miller, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions.